UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

FG FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Walnut Street, Unit 1A, Itasca, IL 60143

(Address of principal executive offices, including Zip Code)

(847) 773-1665

(Registrant’s telephone number, including area code)

360 Central Avenue, Suite 800, St. Petersburg, FL 33701

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

FG Financial Group, Inc. (the “Company”) reports that its amendment of the Company’s 2021 Equity Incentive Plan (the “Plan Amendment”) and its 2023 Employee Share Purchase Plan (the “ESPP” and together with the Plan Amendment, the “Plans”) became effective as of May 16, 2023, following approval by the Company’s stockholders. The Board of Directors of the Company (the “Board”) approved the Plans unanimously on March 24, 2023. On March 24, 2023, the holder of a majority of the issued and outstanding common stock (the “Common Stock”) of the Company approved by written consent the Plans in lieu of a meeting of stockholders.

The Company’s 2021 Equity Incentive Plan seeks to attract and retain key personnel, and to strengthen the commitment of the Company’s directors, officers, employees, consultants and advisors by making available equity interests in the Company or compensation measured by reference to the Company’s performance. The Plan Amendment provides for an increase of the number of shares of Common Stock available for awards under the 2021 Equity Incentive Plan from 1,500,000 to 2,000,000 shares.

The ESPP provides eligible employees (as such term is defined in the ESPP) with an opportunity to purchase Common Stock at a discount through voluntary contributions and is intended to qualify as an employee Share Purchase Plan under Section 423 of the U.S. Internal Revenue Code of 1986, as amended. A total of 1,000,000 shares of Common Stock have been made available for issuance under the ESPP.

A more detailed description of the Plan Amendment was set forth in the Company’s Information Statement on Schedule 14C filed with the Securities and Exchange Commission on April 20, 2023 (the “Information Statement”) under the heading “Approval of the Plan Amendment” and is incorporated herein by reference. A more detailed description of the ESPP was set forth in the Information Statement under the heading “Approval of the FG Financial Group, Inc. 2023 Employee Share Purchase Plan” and is incorporated herein by reference.

The foregoing summaries of the Plans are not intended to be complete and are qualified in their entirety by reference to the full text of the Plan Amendment and the ESPP, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

10.1	Amendment No.1 to FG Financial Group, Inc. 2021 Equity Incentive Plan
10.2	FG Financial Group, Inc. 2023 Employee Share Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG FINANCIAL GROUP, INC.

Date: May 17, 2023	By:	/s/ Hassan R. Baqar
	Name:	Hassan R. Baqar
	Title:	Chief Financial Officer